                         [STAGECOAGH FUNDS/(R)/ LOGO]


                     ------------------------------------

                                   PROSPECTUS

                     ------------------------------------


                          OVERLAND EXPRESS SWEEP FUND



                               December 12, 1997

                              STAGECOACH FUNDS(R)
                          OVERLAND EXPRESS SWEEP FUND

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about the single class of shares offered by one of the Company's Funds -- the OVERLAND EXPRESS SWEEP FUND (the "Fund").

 The OVERLAND EXPRESS SWEEP FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund seeks to achieve its investment objective by investing in high-quality, short-term instruments.

 Shares of the Fund are offered only to customers of certain financial institutions that have entered into Shareholder Servicing Agreements with the Company on behalf of the Fund ("Servicing Agents"). Servicing Agents will automatically invest, or "sweep," customer funds into shares of the Fund. As further described below, Wells Fargo Bank, N.A. ("Wells Fargo Bank") will serve as a Servicing Agent, and will receive certain fees pursuant to a Shareholder Servicing Agreement. Wells Fargo Bank also has entered into a Selling Agreement with Stephens Inc. ("Stephens") pursuant to which it will receive certain fees.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated December 12, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance. The SAI and other information is available on the SEC's Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. STEPHENS, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                       PROSPECTUS DATED DECEMBER 12, 1997
                                                                      PROSPECTUS

                               Table of Contents
                                    -------

Prospectus Summary                                       1

Summary of Fund Expenses                                 3

Explanation of Tables                                    3

Financial Highlights                                     4

How the Fund Works                                       6

The Fund and Management                                  9

Investing in the Fund                                   10

Dividend and Capital Gain Distributions                 12

Management, Distribution and Servicing Fees             13

Taxes                                                   16

Prospectus Appendix -- Additional Investment Policies  A-1



PROSPECTUS                               i

                               Prospectus Summary

 The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

 A. The Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term instruments, including obligations of the U.S. Government, its agencies, or instrumentalities (including government-sponsored enterprises), certain short-term debt obligations of U.S. banks and U.S. branches of foreign banks, high-quality commercial paper, and certain repurchase agreements and floating- and variable-rate instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. See "Investment Objective and Policies."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

 A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invest. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objective and Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

 A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administration, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees."

Q. HOW DO I INVEST?

 A. Shares of the Fund may be purchased on any day the Fund is open through a Servicing Agent that has entered into a Shareholder Servicing Agreement with the Company. There are no sales loads for purchasing shares of the Fund. There is no minimum initial purchase or subsequent purchase amount applicable to Fund shares. See "Purchase and Redemption of Shares."

                                       1                              PROSPECTUS

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

 A. Dividends are declared daily and are paid monthly. Any capital gains are distributed at least annually. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q. HOW MAY I REDEEM SHARES?

 A. Shares may be redeemed on any day the Fund is open for trading upon request to a Servicing Agent. Proceeds of redemptions are credited to the Servicing Agent's shareholder account with the Fund. The Fund imposes no redemption fees. See "Purchase and Redemption of Shares."

PROSPECTUS                             2

                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...............................................................  None
  Maximum Sales Charge on Reinvested Distributions......................  None
  Maximum Sales Charge on Redemptions...................................  None
  Redemption Fees.......................................................  None
  Exchange Fees.........................................................  None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fee.......................................................... 0.45%
  Rule 12b-1 Fee.......................................................... 0.30%
  Other Expenses.......................................................... 0.49%
                                                                           -----
  TOTAL FUND OPERATING EXPENSES........................................... 1.24%
                                                                           =====

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

        1 YEAR               3 YEARS                         5 YEARS                         10 YEARS
        ------               -------                         -------                         --------
          $13                  $39                             $68                             $150

                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. There are no sales loads or redemption fees charged by the Fund. The tables do not reflect any charges that may be imposed by Servicing Agents for services related to those provided under Shareholder Servicing Agreements in connection with an investment in the Fund.

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts for "Management Fee" and "Rule 12b-1 Fee" and estimated amounts for "Other Expenses" expected to be in effect during the current fiscal year. On December 12, 1997, the Overland Sweep Fund of Overland Express Funds, Inc. was reorganized as the Overland Express Sweep Fund of the Company. The Overland Fund is sometimes

                                       3                              PROSPECTUS
referred to herein as the "predecessor portfolio." Wells Fargo Bank and Stephens may voluntarily waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. There is no assurance that such waivers or reimbursements would continue. Long-term shareholders of the Fund could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

 Additional information regarding the Fund's expenses is included under "The Fund and Management" and "Management, Distribution and Servicing Fees" and in the SAI.

                              Financial Highlights

 The following information has been derived from the Financial Highlights in the audited financial statements for the year ended December 31, 1996 and the unaudited financial statements for the six-month period ended June 30, 1997, for the predecessor portfolio to the Fund. This information is provided to assist you in evaluating the Fund's historical performance. The audited financial statements were audited by KPMG Peat Marwick LLP. The audited financial statements and the independent auditor's report thereon for the year ended December 31, 1996 are incorporated by reference into the SAI. In addition, the unaudited financial statements for the six-month period ended June 30, 1997 also are incorporated by reference into the SAI. This information should be read in conjunction with the predecessor portfolio's audited 1996 financial statements and unaudited 1997 semi-annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus. During the periods shown, the predecessor portfolio invested all of its assets in a master portfolio with the same investment objective and bore a pro rata share of the corresponding master portfolio's expenses.

PROSPECTUS                             4

                          OVERLAND EXPRESS SWEEP FUND
                            FOR A SHARE OUTSTANDING

                                    (UNAUDITED)
                                     6 MONTHS       YEAR        YEAR       YEAR      YEAR      YEAR     PERIOD
                                       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                                     JUNE 30,     DEC. 31,    DEC. 31,   DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                                       1997         1996        1995       1994      1993      1992    1991/1/
                                    -----------  ----------  ----------  --------  --------  --------  --------
Net asset value,
 beginning of period....                $ 1.00       $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
Income from investment operations:
 Net investment income..                  0.02         0.04        0.05      0.03      0.02      0.03     0.01
                                        ------       ------      ------    ------    ------    ------   ------
Less distributions:
 Dividends from net
  investment income.....                 (0.02)       (0.04)      (0.05)    (0.03)    (0.02)    (0.03)   (0.01)
                                        ------       ------      ------    ------    ------    ------   ------
 Net asset value, end of
  period................                $ 1.00       $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
                                        ======       ======      ======    ======    ======    ======   ======
Total return (not
 annualized)............                 2.15%        4.29%       4.80%     3.11%     1.97%     2.31%    0.93%
Ratios/supplemental
 data:
 Net assets, end of
  period (000)..........            $2,076,137   $2,002,725  $1,209,183  $812,559  $528,072  $253,617  $14,010
 Number of shares
  outstanding, end of
  period (000)..........             2,076,710    2,003,292   1,209,183   812,559   528,072   253,628   14,010
Ratios to average net
 assets (annualized)/2/:
 Ratio of expenses to
  average net assets....                 1.25%        1.24%       1.25%     1.25%     1.25%     1.24%    1.23%
 Ratio of net investment
  income to average net
  assets................                 4.31%        4.20%       4.70%     2.92%     1.67%     2.20%    3.46%
 Ratio of expenses to
  average net assets
  prior to waived fees
  and reimbursed
  expenses..............                 1.26%        1.26%       1.28%     1.33%     1.31%     1.51%    6.92%
 Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses..............                 4.30%        4.18%       4.67%     2.84%     1.61%     1.93%  (2.23)%

-------------
/1/The Fund commenced operations on October 1, 1991, as the Overland
   Sweep Fund of Overland Express Funds, Inc.
/2/These ratios include expenses charged to the Master Portfolio.

                                       5                              PROSPECTUS

                               How The Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objective and related policies of the Fund. The Fund seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and the SAI.

 The OVERLAND EXPRESS SWEEP FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in U.S. dollar-denominated securities with remaining maturities not exceeding thirteen months, as defined under the Investment Company Act of 1940 (the "1940 Act").

 The Fund may invest in U.S. Government obligations, obligations of domestic and foreign banks, commercial paper, certain floating- and variable-rate instruments, repurchase agreements and certain short-term, U.S. dollar-denominated obligations of domestic branches of foreign banks.

 As a matter of fundamental policy, the Fund may borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). As a matter of fundamental policy, the Fund may not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks.

 As a matter of non-fundamental policy, the Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities, and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their

PROSPECTUS                             6
investment to the high credit quality instruments in which the Fund invests. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, Fund purchases must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the Fund's adviser under guidelines adopted by the Company's Board of Directors).

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser prohibits the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as

                                       7                              PROSPECTUS

Cost of Funds Index ("COFI") floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate ("LIBOR"), the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.

 Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that it will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 The performance of the Fund may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Yield refers to the income generated by an investment in the Fund's class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 Average annual return of a class of shares is based on the overall dollar or percentage change of an investment in the Fund's class and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.

 In addition to presenting these standardized performance calculations, at times, the Fund also may present nonstandard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.

PROSPECTUS                             8

                            The Fund And Management

THE FUND

 The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

 The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment advisor, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a Shareholder Servicing Agent and as a Selling Agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

 Wells Fargo Bank deals, trades and invests for its own account in the types of securities in which the Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Fund. Wells Fargo Bank has informed the Company that in making its investment decisions it does not obtain or use material inside information in its possession. Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages or advises, and for which it has brokerage placement

                                       9                              PROSPECTUS
authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

                            -----------------------

 Morrison & Foerster LLP counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

 Shares of the Fund are offered exclusively to customers of Servicing Agents who have entered into a Shareholder Servicing Agreement with the Company on behalf of the Fund. The Shareholder Servicing Agreements contemplate that customers of a Servicing Agent will have entered into agency agreements with such Servicing Agent whereby the Servicing Agent is authorized to invest certain amounts maintained by the customer in an account with the Servicing Agent in shares of the Fund through a single account in the name of the Servicing Agent on behalf of its customers.

 Shares of the Fund may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 9:00 a.m. (Pacific time).

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

PROSPECTUS                             10

SHARE VALUE

 Net asset value per share for the Fund is determined by Wells Fargo Bank on each Business Day. The Fund is open Monday through Friday and is closed weekends and standard New York Stock Exchange holidays.

 The net asset value per share of the Fund is determined by dividing the value of the total assets of the Fund, less all of its liabilities by the total number of outstanding shares of the Fund. The net asset value of the Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) each Business Day. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00, although there is no assurance that the Fund will maintain a stable net asset value.

 The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security.

PURCHASE OF SHARES

 Fund shares are offered continuously at the net asset value next determined after a purchase order is received by the Servicing Agent. The Servicing Agent is responsible for the prompt transmission of the purchase order to the Fund. The net asset value is expected to remain constant at $1.00. No sales loads are imposed.

 Shares of the Fund may be purchased on any Business Day. There is no minimum initial or subsequent purchase amount applicable to Fund shares. The Company reserves the right to reject any purchase order for Fund shares. All amounts accepted will be invested in full and fractional shares. Inquiries regarding purchases and redemptions may be directed to the Company at 1-800-222-8222 or at the address on the back cover of the Prospectus.

HOW TO REDEEM SHARES

 Shares may be redeemed at their next determined net asset value after the Servicing Agent has received a redemption order. The Servicing Agent is responsible for the prompt transmission of the redemption order to the Fund. The Company does not charge redemption fees. Proceeds of redemptions will be credited to the Servicing Agent's shareholder account with the Fund.

 The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                                       11                             PROSPECTUS

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a monthly statement of your Fund account after every month in which there has been a transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, the Company's financial statements are mailed to shareholders of record.

                    Dividend and Capital Gain Distributions

 The Net Income (as defined below) of the Fund is allocated daily to all investors of record as of 9:00 a.m. (Pacific time) on each day that Wells Fargo Bank is open (a "Bank Business Day").

 Dividends of the Fund declared in, and attributable to, any month are paid on the last Business Day of the month and generally are mailed early in the following month. Shareholders of the Fund who redeem shares prior to a dividend payment date will be entitled to all dividends declared but unpaid prior to redemption on such shares on the next dividend payment date.

 The net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized short-term gains or losses on the assets of the Fund.

 Dividends and any capital gain distributions paid by the Fund will be reinvested in additional shares of the Fund at net asset value and credited to an investor's account on the payment date.

 Since the net income of the Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund is expected to remain constant at $1.00 per share immediately after each such determination and dividend declaration.

 Net Income for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

PROSPECTUS                             12

                  Management, Distribution and Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. The adviser also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, the adviser is entitled to a monthly investment advisory fee at the annual rate of 0.45% of the average daily net assets of the Fund. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1996, Wells Fargo Bank was paid at the annual rate of 0.25% of the average daily net assets of the predecessor portfolio's Master Portfolio as compensation for its services as investment adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

 The Company has entered into a Shareholder Servicing Agreement on behalf of the Fund with Wells Fargo Bank, and may enter into such Agreements with one or more other financial institutions which desire to act as Servicing Agents. Pursuant to each such Shareholder Servicing Agreement, the Servicing Agent, as agent for its customers, will, among other things: automatically invest cash balances maintained in customer accounts with the Servicing Agent into the Fund, and redeem shares out of the Fund, in the amounts specified pursuant to agency agreements between the Servicing Agent and its customers; maintain a single shareholder account for the benefit of its customers with the Fund; provide sub-accounting services to monitor and account for its customers' beneficial ownership of shares of the Fund held in the Servicing Agent's shareholder account; answer customer inquiries regarding account status and history, purchases and redemptions of shares of the Fund, Fund performance and certain other matters pertaining to the Fund; assist its customers in designating and changing account designations and addresses; process Fund purchase and redemption transactions;

                                       13                             PROSPECTUS
forward and receive funds in connection with purchases or redemptions of shares of the Fund; provide periodic statements showing a customer's subaccount balance; furnish (either separately or on an integrated basis with other reports sent to a customer by the Servicing Agent) monthly statements and confirmations of purchases and redemptions of Fund shares in the Servicing Agent's shareholder account on behalf of the customer; forward to its customers proxy statements, annual reports, updated prospectuses and other communications from the Fund to shareholders as required; receive, tabulate and forward to the Company proxies executed by or on behalf of its customers with respect to meetings of shareholders of the Fund; and provide such other related services, and necessary personnel and facilities to provide all of the shareholder services contemplated by the Shareholder Servicing Agreement, in each case, as the Company or a customer of the Servicing Agent may reasonably request. All purchases and redemptions are effected through Stephens as the Fund's Distributor.

 For providing these services, each Servicing Agent is entitled to receive a fee from the Fund, which may be paid periodically, of up to 0.30%, on an annualized basis, of the average daily net assets of the Fund represented by shares owned of record by the Servicing Agent on behalf of its customers, or an amount which, when considered in conjunction with amounts payable pursuant to the Fund's Distribution Agreement, equals the maximum amount payable to the Servicing Agent under applicable laws, regulations or rules, whichever is less. A Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or the payment of additional fees for additional services offered to the customer. The exercise of voting rights and the delivery to customers of shareholder communications will be governed by the customers' agency agreements with the Servicing Agent. The Servicing Agent has agreed to forward to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 15 days prior to imposition of any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens as Co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and

PROSPECTUS                             14

Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.

 Stephens previously provided substantially the same services as sole administrator to the predecessor portfolio and was entitled to receive a monthly fee from the Fund at an annual rate of 0.025% of its average daily net assets.

SPONSOR AND DISTRIBUTOR

 Stephens, 111 Center Street, Little Rock, Arkansas 72201, is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than sixty years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 The Company's Board of Directors has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund. Pursuant to the Plan, the Company may pay to Stephens as compensation for distribution-related services provided, or reimbursement for distribution related expenses incurred, a monthly fee at the annual rate of 0.30% of the Fund's average daily net assets. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

 Distribution-related expenses include the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of a Fund's shares.

                                       15                             PROSPECTUS

 Stephens has entered into a Selling Agreement with Wells Fargo Bank, pursuant to which Wells Fargo Bank will receive periodic payments based on the average daily net assets of Fund shares attributable to its customers.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net capital gains, if any, are designated as capital gain distributions and may be taxable to the Fund's individual, trust and estate shareholders at preferential rates. See "Additional Information Concerning Taxes -- Capital Gain Distributions" in the SAI. In general, your distributions will be taxable when paid whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. Distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

PROSPECTUS                             16

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

 Set forth below is a description of certain permissible investments and investment policies of the Fund. Additional information about the Fund's investments is contained in the Fund's SAI.

 The Fund may invest in:

   (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises);

   (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC;

   (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" or "A-1+" by Standard & Poor's Ratings Group ("S&P");

   (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

   (v) certain floating- and variable-rate instruments;

   (vi) certain repurchase agreements; and

   (vii) short-term, U.S. dollar-denominated obligations of domestic branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets.

 Under the 1940 Act, the Fund is classified as "diversified."

 Money Market Instruments

 Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1-" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-

                                      A-1                             PROSPECTUS
denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

 U.S. Government Obligations

 U.S. Government obligations include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with Treasury bills, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

 Floating- and Variable-Rate Instruments

 Certain of the debt instruments in which the Fund may invest may bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating-and variable-rate instruments that the Fund may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

 Repurchase Agreements

 The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that are permissible investments for the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

PROSPECTUS                            A-2

 Letters of Credit

 Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Fund is permitted to invest may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

 Foreign Obligations

 The Fund may invest up to 5% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of and the ability to enforce contractual obligations with respect to securities of issuers located in those countries.

 Other Investment Companies

 The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. A pro rata portion of the unaffiliated investment company's expenses, in addition to the expenses paid by the Fund, will be passed on to Fund shareholders.

 Illiquid Securities

 The Fund may invest in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

INVESTMENT POLICIES AND RESTRICTIONS

 The investment objective of the Fund may not be changed without approval of a majority vote of the investors in the Fund. The classification of the Fund as "diversified" may not be changed without the approval of the Fund's shareholders.

                                      A-3                             PROSPECTUS

 As a matter of fundamental policy, the Fund may borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). As a matter of fundamental policy, the Fund may not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks.

 As a matter of non-fundamental policy, the Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities, and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

PROSPECTUS                            A-4

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066



 STAGECOACH MONEY MARKET MUTUAL FUNDS:
 --------------------------------------------------------------------------

 .are NOT FDIC insured
 .are NOT deposits or obligations of Wells Fargo Bank
 .are NOT guaranteed by Wells Fargo Bank
 .involve investment risk, including possible loss of principal

 .seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that either fund will meet this goal. Yields and returns will vary with market conditions.

RECYCLED LOGO
Printed on Recycled Paper                                        SC 80 P (12/97)

                            STAGECOACH FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 12, 1997

                          OVERLAND EXPRESS SWEEP FUND

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Overland Express Sweep Fund (the "Fund") of the Stagecoach Family of Funds. The investment objective of the Fund is described in the Prospectus. See "Investment Objective and Policies."

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated December 12, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General.....................................................................   1
Investment Restrictions.....................................................   1
Additional Permitted Investment Activities..................................   3
Management..................................................................   4
Calculation of Yield........................................................  10
Determination of Net Asset Value............................................  14
Additional Purchase and Redemption Information..............................  15
Portfolio Transactions......................................................  15
Fund Expenses...............................................................  18
Federal Income Taxes........................................................  18
Capital Stock...............................................................  22
Other.......................................................................  23
Independent Auditors........................................................  23
Financial Information.......................................................  23
Appendix.................................................................... A-1

                                    GENERAL

     The Company's Overland Express Sweep Fund was originally organized on October 1 1991 as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of the predecessor portfolio to the Company's Overland Express Sweep Fund. As a result of the Consolidation, which took effect as of the date of this SAI, the predecessor portfolio was reorganized as the Company's Overland Express Sweep Fund. Prior to the Consolidation, the predecessor portfolio pursued its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Fund invests directly in a portfolio of securities and does not invest in a Master Portfolio.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by a vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."

     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its respective total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments may not be purchased while any such borrowing in excess of 5% of their respective net assets exists);

     (7) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity; or

     (8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

     Non-Fundamental Investment Policies. The Fund is are subject to the following non-fundamental policies:

     The Fund may not:

     (1) purchase or retain securities of any issuer if the officers or directors of the Company or the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets; or

     (4) invest or hold more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, restricted securities (which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public), and illiquid securities.

     As provided in Rule 2a-7 under the Act, the Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase, the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Fund would own no more than 10% of the voting securities of any one issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Foreign Obligations. The Fund may invest a portion of its assets (no more than 5%) in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment adviser, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires an immediate sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service ("Moody's") or Standard and Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     Repurchase Agreements. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of the Fund will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of it's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and/or illiquid securities. The Fund will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Company and that are not affiliated with Wells Fargo Bank. The Fund, subject to the conditions described above, may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                             Principal Occupations
Name, Age and Address                    Position            During Past 5 Years
---------------------                    --------            -------------------

Jack S. Euphrat, 75                      Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                      Director,           Executive Vice President of Stephens;
                                         Chairman and        Manager of Financial Services Group;
                                         President           President of Stephens Insurance Services Inc.;
                                                             Senior Vice President of Stephens Sports
                                                             Management Inc.; and President of Investor
                                                             Brokerage Insurance Inc.

Thomas S. Goho, 55                       Director            Associate Professor of Finance of the School
321 Beechcliff Court                                         of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                     University since 1982.

Joseph N. Hankin, 57                     Director            President of Westchester Community College
75 Grasslands Road                                           since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                         University Teachers College since 1976.
(appointed as of September 6, 1996)

Robert M. Joses, 79                      Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

                                                             Principal Occupations
Name, Age and Address                    Position            During Past 5 Years
---------------------                    --------            -------------------

*J. Tucker Morse, 53                     Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                            Network, Inc. Real Estate Developer;
Charleston, SC 29401                                         Chairman of Renaissance Properties Ltd.;
                                                             President of  Morse Investment Corporation;
                                                             and Co-Managing Partner of Main Street
                                                             Ventures.

Richard H. Blank, Jr., 41                Chief Operating     Associate of Financial Services Group of
                                         Officer,            Stephens; Director of Stephens Sports
                                         Secretary and       Management Inc.; and Director of Capo Inc.
                                         Treasurer

                                        Compensation Table
                                    Year Ended March 31, 1997
                                    -------------------------

                                                                            Total Compensation
                                      Aggregate Compensation                  from Registrant
    Name and Position                     from Registrant                    and Fund Complex
    -----------------                     ---------------                    ----------------

     Jack S. Euphrat                           $11,250                           $33,750
        Director

     R. Greg Feltus                              $-0-                              $-0-
        Director

     Thomas S. Goho                            $11,250                           $33,750
        Director

     Joseph N. Hankin                            $-0-                              $-0-
        Director
  (appointed as of 9/6/96)

      Zoe Ann Hines                              $-0-                              $-0-
        Director
 (resigned as of 9/6/96)

     W. Rodney Hughes                           $9,250                           $27,750
        Director

     Robert M. Joses                           $11,250                           $33,750
        Director

     J. Tucker Morse                            $9,250                           $27,750
        Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland, Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     Investment Adviser. The Fund is advised by Wells Fargo Bank. Wells Fargo Bank furnishes the Fund with investment guidance and policy direction in connection with daily portfolio management. Wells Fargo Bank furnishes to the Board of Directors of the Company periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the investments of the Fund. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets.

     Prior to the Consolidation, the predecessor portfolio invested all of its assets in the Master Portfolio of MIT and did not retain an investment adviser. Wells Fargo Bank served as investment adviser to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.25% of the Master Portfolio's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

            1994                      1995                      1996
      Paid        Waived        Paid        Waived        Paid        Waived
      ----        ------        ----        ------        ----        ------
   $1,426,685       $0       $1,902,572    $255,082    $3,310,083       $0

     The Fund's Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board of Directors of the Company and (ii) by a majority of the Company's Directors who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Administrator and Co-Administrator. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. Under the Administration and Co- Administration Agreements, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive from the Fund a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

     Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the predecessor portfolio under substantially similar terms. Prior to February 1, 1997, Stephens served as sole administrator to the Fund and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the Predecessor Fund paid administration fees to Stephens as follows:

                                1994               1995                1996
                                ----               ----                ----
                              $142,613           $215,624            $317,668

     Sponsor and Distributor. As discussed in the Fund's Prospectus under the heading "Management of the Fund," Stephens serves as the Fund's sponsor and distributor.

     Distribution Plan. As indicated in the Prospectus, the Fund has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder.

     Pursuant to the Plan the Company may pay to Stephens Inc., as compensation for distribution-related services provided, or distribution-related expenses incurred, a monthly fee at the annual rate of 0.30% of the Fund's average daily net assets. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Agreements related to the Plan must also be approved by such vote of the Directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

     The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Prior to the Consolidation, the predecessor portfolio had adopted a Rule 12b-1 Distribution Plan on behalf of its shares providing for payment to the distributor of up to 0.55% of the predecessor portfolio's average daily net assets. For the year ended December 31, 1996, the predecessor portfolio's distributor received the following amount of 12b-1 fees for the specified purposes set forth below under the predecessor portfolio's Rule 12b-1 Plan.

                       Printing &            Marketing          Compensation
     Total         Mailing Prospectus        Brochures        to Underwriters
     -----         ------------------        ---------        ---------------
  $7,290,299              N/A                   N/A              $7,290,299

     For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under the Plan.

     Shareholder Servicing Agent. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. Prior to the Consolidation, the predecessor portfolio, had entered into a similar shareholder servicing agreement with Wells Fargo Bank. For the year ended December 31, 1996, the predecessor portfolio did not pay any shareholder servicing fees to Wells Fargo Bank.

     Shareholder Servicing Plan. As indicated in the Prospectus, the Fund has adopted a Shareholder Servicing Plan ("Servicing Plan") on behalf of its shares. Under the Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.30% of the average daily net assets of the Fund attributable to the servicing agents customers. Servicing agents may include broker/dealers, banks and other financial institutions, including Wells Fargo Bank and its affiliates. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

     The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the Fund. The Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the Fund, and no material amendment to the Plan may be made except by a majority of the Directors.

     The Servicing Plan requires that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

     Custodian. Wells Fargo Bank has been retained to act as custodian for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio. For the year ended December 31, 1996, the predecessor portfolio did not pay any custody fees.

     Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets. Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolio paid $4,637,643 to Wells Fargo Bank for transfer and dividend disbursing agency services.

     Underwriting Commissions. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions (front-end sales loads and CDSCs, if any) paid to Stephens on sales/redemptions of the Company's shares was $5,415,227. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 of such commissions.

     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

     For the fiscal period ended September 30, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

                              CALCULATION OF YIELD

     Yield. As indicated in the Prospectus, the Fund may advertise certain yield information. Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The yield for the predecessor portfolio for the seven-day period ended December 31, 1996 was 4.22%.

     Effective yield for the Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the predecessor portfolio for the seven-day period ended December 31, 1996 was 4.31%.

     The Fund's yield will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses incurred by or allocated to the Fund.

     Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     In addition to the above performance information, the Fund may advertise average annual total return information. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods (or the life of the Fund, which periods are stated in the advertisement), and is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value at the end of the period and annualizing the result, assuming that all Fund dividends and capital gains distributions are reinvested.

     Other. From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Fund is determined on each day the Fund is open as of 9:00 a.m. and 1:00 p.m. (Pacific time).

     As indicated under "Determination of Net Asset Value, Dividends and Distributions" in the Prospectus, the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to investors may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's investments on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund investors would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in Eligible Securities determined by the Company's Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value. Such procedures include review of the Fund's portfolio by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates within 1/2 of 1% of the value based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value by using available market quotations.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment program. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Board of Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice.

     Brokerage Commissions. For the year ended December 31, 1996, the predecessor portfolio and the Master Portfolio did not pay brokerage commissions.

     Securities of Regular Broker/Dealers. As of December 31, 1996, the Master Portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows:
$45,507,000 in Goldman Sachs & Co., $13,000,000 in Morgan Stanley, $68,637,000
in JP Morgan, and $9,319,000 in HSBC.

     Portfolio Turnover. Because the investments of the Fund consist of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on it's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 5, 1997.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of the Fund's net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments. Except as provided herein, gains and losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain
Distributions" below).

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions. Distributions which are designated by the Fund as capital gain distributions will be taxed to shareholders as net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss), to the extent such distributions are attributable to net capital gain of the Fund, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain. Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than 1 year and 18 months or less. The 1997 Act retains the treatment of short-term capital gain and did not affect the taxation of corporate taxpayers. The Treasury is authorized to issue regulations for application of the reduced capital gain tax rates enacted under the 1997 Act to pass-through entities, including regulated investment companies. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Fund.

     Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, source of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court if able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Such tax withholding generally is not refundable. Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Furthermore, distributions of net long-term capital gains are not generally subject to tax withholding.

     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

     The Fund is a fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share represents an equal proportional interest in a Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     As of August 31, 1997, no shareholders were known by the Company to own 5% or more of the predecessor portfolio's outstanding shares.

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund, and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the predecessor portfolio and Master Portfolio for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the predecessor portfolio for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The Company's Annual Reports for the fiscal period ended March 31, 1997, were filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

     Moody's: The two highest ratings for corporate bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "Aa" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The two highest ratings for corporate bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest ratings" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial Paper

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-
1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations."

     S&P: The "A-1" rating for corporate commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.


                                      A-1